Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and Full Year Results

Fourth Quarter Revenue Increased 2%

(Bala Cynwyd, Pa. February 19, 2015) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2014.

Fourth Quarter Highlights

•	Net revenues for the quarter increased 2% to $101.5 million

•	Station expenses increased 3% to $63.3 million

•	Station operating income was flat at $38.2 million

•	Adjusted EBITDA increased 1% to $33.0 million

•	Adjusted net income per share increased 3% to $0.32

•	Free cash flow increased 4% to $23.4 million

Full Year Highlights

•	Net revenues for the year increased 1% to $379.8 million

•	Station expenses increased 3% to $258.3 million

•	Station operating income decreased 3% to $121.5 million

•	Adjusted EBITDA decreased 5% to $99.3 million

•	Adjusted net income per share was flat at $0.79

•	Free cash flow decreased 7% to $56.1 million

David J. Field, President and Chief Executive Officer, stated: “After finishing 2014 with modest gains in net revenues, adjusted net income and free cash flow, Entercom is looking forward to a promising year of opportunity in 2015. Our recently announced Lincoln Financial Media acquisition will add a number of terrific new markets and brands to our lineup and should be accretive to shareholders with no material impact on our solid balance sheet. And we are well-positioned to capitalize on a number of other significant growth opportunities throughout the organization.”

Additional Information

In December the Company announced the acquisition of Lincoln Financial Media from Lincoln Financial Group for $105 million plus working capital. The transaction adds 15 stations in four markets: Atlanta, Denver, Miami and San Diego. The $105 million purchase price will be paid in the form of $77.5 million in cash and $27.5 million in new perpetual cumulative convertible

Exhibit 99.1 - Page 1

preferred stock that will be issued to Lincoln. In order to comply with the FCC’s station ownership limitations, the Company plans to divest one FM station in the Denver market.

The Company reduced its outstanding debt by $17.4 million (net of cash) during the quarter. As of December 31, 2014 the Company had $479.9 million of senior debt and senior notes and $31.5 million in cash.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Thursday, February 19, 2015 at 4:30 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-491-2943 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM) is the fourth-largest radio broadcasting company in the United States with a portfolio that, including the announced acquisition of Lincoln Financial Media, boasts over 125 highly-rated radio stations in 26 top markets across the country. Known for developing unique and highly successful locally programmed stations, Entercom’s brands reach and engage close to 40 million people each week, delivering a curated mix of outstanding local personalities and a broad range of compelling music, news, talk and sports content.

Founded in 1968, Philadelphia-based Entercom also operates hundreds of events each year, attracting millions of attendees, and runs a full-service digital marketing division, SmartReach Digital, providing customers with a broad range of digital marketing solutions.

More information is available at www.Entercom.com, Facebook, and Twitter (@entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Exhibit 99.1 - Page 2

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management are ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the tables below.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Exhibit 99.1 - Page 3

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 4

Fourth Quarter 2014

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
STATEMENTS OF OPERATIONS

Net Revenues	$101,513	$99,583	$379,789	$377,618

Station Expenses	63,265	61,312	258,265	251,830
Station Expense - Non-Cash Compensation	247	244	919	766
Corporate Expenses	5,244	5,448	22,259	20,877
Corporate Expenses - Non-Cash Compensation	1,234	1,046	4,313	3,504
Depreciation And Amortization	1,997	1,988	7,794	8,545
Impairment Loss	—	—	—	850
Merger and acquisition costs	1,042	—	1,042	—
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)

Total Operating Expenses	72,982	70,342	294,213	285,051

Operating Income	28,531	29,241	85,576	92,567

Other Expense (Income) Items:
Net Interest Expense	9,354	10,410	38,821	44,232
Net Loss On Investments	21	—	21	—
Other Income	—	(72)	—	(165)

Total Other Expense	9,375	10,338	38,842	44,067

Income Before Income Taxes	19,156	18,903	46,734	48,500
Income Taxes	8,306	9,396	19,911	22,476

Net Income	$10,850	$9,507	$26,823	$26,024

Net Income Per Share - Basic	$0.29	$0.25	$0.71	$0.70

Net Income Per Share - Diluted	$0.28	$0.25	$0.69	$0.68

Weighted Common Shares Outstanding - Basic	37,779	37,471	37,763	37,418

Weighted Common Shares Outstanding - Diluted	38,730	38,336	38,664	38,301

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$1,018	$823	$8,408	$4,325

Income Taxes Paid	$—	$—	$79	$69

Cash Interest	$14,595	$14,632	$35,593	$41,010

	December 31,
	2014	2013
SELECTED BALANCE SHEET DATA

Cash	$31,540	$12,231

Total Assets	$926,615	$912,688

Current Portion Of Senior Debt	$3,000	$3,000

Senior Debt (including Current Debt)	$262,000	$299,500

Senior Notes	$217,929	$217,624

Total Shareholders’ Equity	$329,021	$298,393

Exhibit 99.1 - Page 5

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$63,512	$61,556	$259,184	$252,596
Station Expenses - Non-Cash Compensation	(247)	(244)	(919)	(766)

Station Expenses	$63,265	$61,312	$258,265	$251,830

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$6,478	$6,494	$26,572	$24,381
Corporate Expenses - Non-Cash Compensation	(1,234)	(1,046)	(4,313)	(3,504)

Corporate Expenses	$5,244	$5,448	$22,259	$20,877

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$28,531	$29,241	$85,576	$92,567
Corporate Expenses	5,244	5,448	22,259	20,877
Corporate Expenses - Non-Cash Compensation	1,234	1,046	4,313	3,504
Station Expenses - Non-Cash Compensation	247	244	919	766
Depreciation And Amortization	1,997	1,988	7,794	8,545
Impairment Loss	—	—	—	850
Merger and acquisition costs	1,042	—	1,042	—
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)

Station Operating Income	$38,248	$38,271	$121,524	$125,788

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$10,850	$9,507	$26,823	$26,024
Income Taxes	8,306	9,396	19,911	22,476
Total Other Expense	9,375	10,338	38,842	44,067
Corporate Expenses - Non-Cash Compensation	1,234	1,046	4,313	3,504
Station Expenses - Non-Cash Compensation	247	244	919	766
Depreciation And Amortization	1,997	1,988	7,794	8,545
Impairment Loss	—	—	—	850
Merger and acquisition costs	1,042	—	1,042	—
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)

Adjusted EBITDA	$33,004	$32,823	$99,265	$104,911

Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$10,850	$9,507	$26,823	$26,024
Depreciation And Amortization	1,997	1,988	7,794	8,545
Impairment Loss	—	—	—	850
Merger and acquisition costs	1,042	—	1,042	—
Deferred Financing Costs Included In Interest Expense	695	812	3,860	3,870
Amortization Of Original Issue Discount Included In Interest Expense	79	71	305	274
Non-Cash Compensation Expense	1,481	1,290	5,232	4,270
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)
Net Loss On Investments	21	—	21	—
Other Income	—	(72)	—	(165)
Income Taxes	8,306	9,396	19,911	22,476
Capital Expenditures	(1,018)	(823)	(8,408)	(4,325)
Income Taxes Paid	—	—	(79)	(69)

Free Cash Flow	$23,406	$22,473	$56,122	$60,429

Exhibit 99.1 - Page 6

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$28,531	$29,241	$85,576	$92,567
Depreciation and Amortization	1,997	1,988	7,794	8,545
Non-Cash Compensation Expense	1,481	1,290	5,232	4,270
Impairment Loss	—	—	—	850
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,580)	(9,527)	(34,656)	(40,088)
Capital Expenditures	(1,018)	(823)	(8,408)	(4,325)
Merger and acquisition costs	1,042	—	1,042	—
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)
Income Taxes Paid	—	—	(79)	(69)

Free Cash Flow	$23,406	$22,473	$56,122	$60,429

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$10,850	$9,507	$26,823	$26,024
Income Taxes	8,306	9,396	19,911	22,476
Net (Gain) Loss On Sale Or Disposition of Assets	(47)	304	(379)	(1,321)
Impairment Loss	—	—	—	850
Net Loss On Investments	21	—	21	—
Other Income	—	(72)	—	(165)
Merger and acquisition costs	1,042	—	1,042	—
Non-Cash Compensation Expense	1,481	1,290	5,232	4,270

Adjusted Income Before Income Taxes	21,653	20,425	52,650	52,134
Income Taxes	9,094	8,579	22,113	21,896

Adjusted Net Income	$12,559	$11,847	$30,537	$30,238

Weighted Average Diluted Shares Outstanding	38,730	38,336	38,664	38,301

Adjusted Net Income Per Share - Diluted	$0.32	$0.31	$0.79	$0.79

Exhibit 99.1 - Page 7